Cohen & Steers, Inc.
280 Park Avenue
New York, NY 10017-1216
Tel (212) 832-3232

Contact:
Matthew S. Stadler
Executive Vice President
Chief Financial Officer
Cohen & Steers, Inc.
Tel (212) 446-9168

COHEN & STEERS REPORTS SECOND QUARTER
2011 RESULTS

Assets Under Management Reach Record $44.3 billion

NEW YORK, NY, July 20, 2011—Cohen & Steers, Inc. (NYSE: CNS) reported income attributable to common shareholders of $15.7 million, or $0.36 per share (diluted and basic), for the quarter ended June 30, 2011, compared with income attributable to common shareholders of $11.6 million, or $0.27 per share (diluted and basic), for the quarter ended June 30, 2010. Total revenue for the second quarter of 2011 was $61.5 million, an increase of 38.9% from $44.2 million for the second quarter of 2010.
The second quarter 2010 results included an after-tax gain of approximately $0.08 per share primarily due to recoveries on the sale of previously impaired securities. After adjusting for these items, earnings per share would have been $0.19 for the quarter ended June 30, 2010.
For the six months ended June 30, 2011, the company recorded income attributable to common shareholders of $28.7 million, or $0.65 per diluted share and $0.66 per basic share, compared with income attributable to common shareholders of $20.5 million, or $0.48 per share (diluted and basic), for the six months ended June 30, 2010. After adjusting for the $0.08 after-tax gain mentioned above, earnings per share would have been $0.39 for the six months ended June 30, 2010.
Assets Under Management
Assets under management were $44.3 billion as of June 30, 2011, an increase of 16.5% from $38.0 billion at March 31, 2011 and an increase of 68.9% from $26.2 billion at June 30, 2010. The increase from March 31, 2011 was due to net inflows of $5.1 billion, primarily into U.S. and global real estate strategies, and market appreciation of $1.2 billion. The increase from June 30, 2010 was due to net inflows of $9.5 billion, primarily into U.S. and global real estate strategies, and market appreciation of $8.6 billion. Average assets under management were $40.9 billion for the quarter ended June 30, 2011, an increase of 13.4% from $36.1 billion for the quarter ended March 31, 2011 and an increase of 51.4% from $27.0 billion for the quarter ended June 30, 2010.
Assets under management for institutional accounts were $27.3 billion as of June 30, 2011, an increase of 24.4% from $21.9 billion at March 31, 2011 and an increase of 90.4% from $14.3 billion at June 30, 2010. The increase from March 31, 2011 was due to net inflows of $4.6 billion, primarily from subadvisory relationships, and market appreciation of $794 million. The increase from June 30, 2010 was due to net inflows of $7.6 billion, primarily from subadvisory relationships, and market appreciation of $5.3 billion. Average assets under management for institutional accounts were $24.3 billion for the quarter ended June 30, 2011, an increase of 17.5% from $20.7 billion for the quarter ended March 31, 2011 and an increase of 65.0% from $14.7 billion for the quarter ended June 30, 2010.
Assets under management for open-end mutual funds were $10.2 billion as of June 30, 2011, an increase of 8.8% from $9.4 billion at March 31, 2011 and an increase of 54.9% from $6.6 billion at June 30, 2010. The increase from March 31, 2011 was due to net inflows of $533 million and market appreciation of $290 million. The increase from June 30, 2010 was due to market appreciation of $2.2 billion and net inflows of $1.4 billion. Average assets under management for open-end mutual funds were $9.8 billion for the quarter ended June 30, 2011, an increase of 11.6% from $8.8 billion for the quarter ended March 31, 2011 and an increase of 47.2% from $6.7 billion for the quarter ended June 30, 2010.
Assets under management for closed-end mutual funds were $6.8 billion as of June 30, 2011, an increase of 1.5% from $6.7 billion at March 31, 2011 and an increase of 28.1% from $5.3 billion at June 30, 2010. The increase from March 31, 2011 was due to market appreciation of $76 million and inflows of $24 million through an increase in the use of the funds' credit facilities. The increase from June 30, 2010 was due to market appreciation of $1.1 billion and net inflows of $421 million, primarily due to the launch of Cohen & Steers Select Preferred and Income Fund, Inc. ("PSF") during the fourth quarter of 2010. Average assets under management for closed-end mutual funds were $6.8 billion for the quarter ended June 30, 2011, an increase of 3.1% from $6.6 billion for the quarter ended March 31, 2011 and an increase of 21.0% from $5.6 billion for the quarter ended June 30, 2010.
Financial Highlights (Unaudited)

	Three Months Ended
	(in thousands, except per share data or as noted)
	June 30, 2011	March 31, 2011	June 30, 2010
Revenue	$61,459	$54,755	$44,232
Expenses	$38,564	$35,842	$30,900
Operating income	$22,895	$18,913	$13,332
Operating margin	37.3%	34.5%	30.1%
Total non-operating income	$1,306	$975	$2,050
Net income attributable to common shareholders	$15,679	$12,975	$11,603
Diluted earnings per share attributable to common shareholders	$0.36	$0.30	$0.27
Assets under management, end of period (in millions)	$44,314	$38,030	$26,242
Average assets under management for period (in millions)	$40,933	$36,087	$27,031

Total revenue for the second quarter of 2011 was $61.5 million, an increase of 12.2% from $54.8 million for the first quarter of 2011, primarily due to higher average assets under management. Operating expenses for the second quarter of 2011 were $38.6 million, an increase of 7.6% from $35.8 million for the first quarter of 2011 primarily due to increases in employee compensation and benefits, distribution and service fees and general and administrative expenses. Operating income was $22.9 million for the three months ended June 30, 2011, compared with operating income of $18.9 million for the three months ended March 31, 2011. The company's operating margin increased to 37.3% for the second quarter of 2011 compared with 34.5% for the three months ended March 31, 2011. The company's operating margin expanded during the quarter due to an increase in revenue combined with decreases in the compensation and G&A to revenue ratios. Non-operating income was $1.3 million for the three months ended June 30, 2011, an increase of 33.9% from $975,000 for the three months ended March 31, 2011, primarily due to an increase in equity in earnings from the company's seed investments.
Balance Sheet Information
As of June 30, 2011, cash, cash equivalents and investments were $206 million. As of June 30, 2011, stockholders' equity was $256 million and the company had no long-term or short-term debt.
Conference Call Information
Cohen & Steers will host a conference call tomorrow, July 21, 2011 at 11:00 a.m. (ET) to discuss the company's second quarter results. Investors and analysts can access the live conference call by dialing (800) 769-9015 (U.S.) or (212) 231-2912 (international); passcode: 21532718. Participants should plan to register at least 10 minutes before the conference call begins.
A replay of the call will be available for two weeks starting at approximately 1:00 p.m. (ET) on July 21, 2011 and can be accessed at (800) 633-8284 (U.S.) or (402) 977-9140 (international); passcode: 21532718. Internet access to the webcast, which includes audio (listen-only), will be available on the company's Web site at www.cohenandsteers.com under "Corporate Info." The webcast will be archived on the Web site for two weeks.
About Cohen & Steers
Cohen & Steers is a manager of portfolios specializing in U.S. and international real estate securities, large cap value stocks, listed infrastructure and utilities, and preferred securities. The company also manages alternative investment strategies such as hedged real estate securities portfolios and private real estate multimanager strategies for qualified investors. Headquartered in New York City, with offices in London, Brussels, Hong Kong and Seattle, Cohen & Steers serves individual and institutional investors through a broad range of investment vehicles.
Forward-Looking Statements
This press release and other statements that Cohen & Steers may make may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which reflect the company's current views with respect to, among other things, its operations and financial performance. You can identify these forward-looking statements by the use of words such as "outlook," "believes,"

"expects," "potential," "continues," "may," "will," "should," "seeks," "approximately," "predicts," "intends," "plans," "estimates," "anticipates" or the negative versions of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties.
Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. The company believes that these factors include, but are not limited to, those described in the "Risk Factors" section of the company's Annual Report on Form 10-K for the year ended December 31, 2010, which is accessible on the Securities and Exchange Commission's Web site at www.sec.gov and on the company's Web site at www.cohenandsteers.com. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release. The company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.
# # # #

Cohen & Steers, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations (Unaudited)
For the Periods Ended
(in thousands, except per share data)

	Three Months Ended			% Change From
	June 30, 2011	March 31, 2011	June 30, 2010	March 31, 2011	June 30, 2010
Revenue
Investment advisory and administration fees	$57,469	$51,052	$40,835
Distribution and service fees	2,586	2,415	2,236
Portfolio consulting and other	1,404	1,288	1,161
Total revenue	61,459	54,755	44,232	12.2%	38.9%
Expenses
Employee compensation and benefits	21,818	19,986	17,251
Distribution and service fees	6,150	5,754	4,831
General and administrative	8,886	8,573	7,473
Depreciation and amortization	1,295	1,186	1,113
Amortization, deferred commissions	415	343	232
Total expenses	38,564	35,842	30,900	7.6%	24.8%
Operating income	22,895	18,913	13,332	21.1%	71.7%
Non-operating income
Interest and dividend income - net	355	184	366
Loss from trading securities - net	(99)	(378)	(371)
Gain from available-for-sale securities - net	232	358	3,281
Equity in earnings (losses) of affiliates	627	(14)	(1,361)
Other	191	825	135
Total non-operating income	1,306	975	2,050	33.9%	(36.3%)
Income before provision for income taxes	24,201	19,888	15,382	21.7%	57.3%
Provision for income taxes	8,442	6,986	3,781
Net income	15,759	12,902	11,601	22.1%	35.8%
Less: Net (income) loss attributable to redeemable noncontrolling interest	(80)	73	2
Net income attributable to common shareholders	$15,679	$12,975	$11,603	20.8%	35.1%

Earnings per share attributable to common shareholders
Basic	$0.36	$0.30	$0.27	20.4%	33.6%
Diluted	$0.36	$0.30	$0.27	20.7%	33.0%
Weighted average shares outstanding
Basic	43,220	43,051	42,730
Diluted	43,840	43,781	43,143

Cohen & Steers, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations (Unaudited)
For the Periods Ended
(in thousands, except per share data)

	Six Months Ended		% Change
	June 30, 2011	June 30, 2010	June 30, 2010
Revenue
Investment advisory and administration fees	$108,521	$78,927
Distribution and service fees	5,001	4,400
Portfolio consulting and other	2,692	2,249
Total revenue	116,214	85,576	35.8%
Expenses
Employee compensation and benefits	41,804	33,375
Distribution and service fees	11,904	9,141
General and administrative	17,459	14,610
Depreciation and amortization	2,481	2,267
Amortization, deferred commissions	758	422
Total expenses	74,406	59,815	24.4%
Operating income	41,808	25,761	62.3%
Non-operating income
Interest and dividend income - net	539	561
Loss from trading securities - net	(477)	(182)
Gain from available-for-sale securities - net	590	3,479
Equity in earnings (losses) of affiliates	613	(820)
Other	1,016	47
Total non-operating income	2,281	3,085	(26.1%)
Income before provision for income taxes	44,089	28,846	52.8%
Provision for income taxes	15,428	8,355
Net income	28,661	20,491	39.9%
Less: Net income attributable to redeemable noncontrolling interest	(7)	(8)
Net income attributable to common shareholders	$28,654	$20,483	39.9%

Earnings per share attributable to common shareholders
Basic	$0.66	$0.48	38.4%
Diluted	$0.65	$0.48	37.4%
Weighted average shares outstanding
Basic	43,136	42,665
Diluted	43,811	43,040

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Vehicle
(in millions)
	Three Months Ended			% Change From
	June 30, 2011	March 31, 2011	June 30, 2010	March 31, 2011	June 30, 2010
Institutional Accounts
Assets under management, beginning of period	$21,931	$19,625	$14,503
Inflows	4,997	1,529	1,471
Outflows	(430)	(321)	(417)
Net inflows	4,567	1,208	1,054
Market appreciation (depreciation)	794	1,098	(1,225)
Total increase (decrease)	5,361	2,306	(171)
Assets under management, end of period	$27,292	$21,931	$14,332	24.4%	90.4%
Average assets under management for period	$24,293	$20,671	$14,726	17.5%	65.0%

Open-End Mutual Funds
Assets under management, beginning of period	$9,390	$8,484	$6,958
Inflows	1,175	1,147	684
Outflows	(642)	(640)	(509)
Net inflows	533	507	175
Market appreciation (depreciation)	290	399	(538)
Total increase (decrease)	823	906	(363)
Assets under management, end of period	$10,213	$9,390	$6,595	8.8%	54.9%
Average assets under management for period	$9,822	$8,803	$6,672	11.6%	47.2%

Closed-End Mutual Funds
Assets under management, beginning of period	$6,709	$6,353	$5,736
Inflows	24	129	—
Outflows	—	—	(7)
Net inflows (outflows)	24	129	(7)
Market appreciation (depreciation)	76	227	(414)
Total increase (decrease)	100	356	(421)
Assets under management, end of period	$6,809	$6,709	$5,315	1.5%	28.1%
Average assets under management for period	$6,818	$6,613	$5,633	3.1%	21.0%

Total
Assets under management, beginning of period	$38,030	$34,462	$27,197
Inflows	6,196	2,805	2,155
Outflows	(1,072)	(961)	(933)
Net inflows	5,124	1,844	1,222
Market appreciation (depreciation)	1,160	1,724	(2,177)
Total increase (decrease)	6,284	3,568	(955)
Assets under management, end of period	$44,314	$38,030	$26,242	16.5%	68.9%
Average assets under management for period	$40,933	$36,087	$27,031	13.4%	51.4%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Vehicle
(in millions)
	Six Months Ended		% Change
	June 30, 2011	June 30, 2010	June 30, 2010
Institutional Accounts
Assets under management, beginning of period	$19,625	$12,954
Inflows	6,526	2,865
Outflows	(751)	(937)
Net inflows	5,775	1,928
Market appreciation (depreciation)	1,892	(550)
Total increase	7,667	1,378
Assets under management, end of period	$27,292	$14,332	90.4%
Average assets under management for period	$22,482	$13,935	61.3%

Open-End Mutual Funds
Assets under management, beginning of period	$8,484	$6,285
Inflows	2,322	1,394
Outflows	(1,282)	(962)
Net inflows	1,040	432
Market appreciation (depreciation)	689	(122)
Total increase	1,729	310
Assets under management, end of period	$10,213	$6,595	54.9%
Average assets under management for period	$9,313	$6,451	44.4%

Closed-End Mutual Funds
Assets under management, beginning of period	$6,353	$5,546
Inflows	153	—
Outflows	—	(7)
Net inflows (outflows)	153	(7)
Market appreciation (depreciation)	303	(224)
Total increase (decrease)	456	(231)
Assets under management, end of period	$6,809	$5,315	28.1%
Average assets under management for period	$6,715	$5,585	20.2%

Total
Assets under management, beginning of period	$34,462	$24,785
Inflows	9,001	4,259
Outflows	(2,033)	(1,906)
Net inflows	6,968	2,353
Market appreciation (depreciation)	2,884	(896)
Total increase	9,852	1,457
Assets under management, end of period	$44,314	$26,242	68.9%
Average assets under management for period	$38,510	$25,971	48.3%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management - Institutional Accounts (Unaudited)
By Investment Relationship
For the Periods Ended
(in millions)
	Three Months Ended			% Change From
	June 30, 2011	March 31, 2011	June 30, 2010	March 31, 2011	June 30, 2010
Subadvisory
Assets under management, beginning of period	$15,128	$13,222	$9,089
Inflows	4,628	1,323	1,353
Outflows	(277)	(186)	(293)
Net inflows	4,351	1,137	1,060
Market appreciation (depreciation)	557	769	(789)
Total increase	4,908	1,906	271
Assets under management, end of period	$20,036	$15,128	$9,360	32.4%	114.1%
Average assets under management for period	$17,315	$14,174	$9,566	22.2%	81.0%

Advisory
Assets under management, beginning of period	$6,657	$6,251	$5,194
Inflows	337	196	109
Outflows	(150)	(119)	(118)
Net inflows (outflows)	187	77	(9)
Market appreciation (depreciation)	236	329	(430)
Total increase (decrease)	423	406	(439)
Assets under management, end of period	$7,080	$6,657	$4,755	6.4%	48.9%
Average assets under management for period	$6,819	$6,348	$4,942	7.4%	38.0%

Alternatives
Assets under management, beginning of period	$146	$152	$220
Inflows	32	10	9
Outflows	(3)	(16)	(6)
Net inflows (outflows)	29	(6)	3
Market appreciation (depreciation)	1	—	(6)
Total increase (decrease)	30	(6)	(3)
Assets under management, end of period	$176	$146	$217	20.5%	(18.9%)
Average assets under management for period	$159	$149	$218	6.7%	(27.1%)

Total Institutional Accounts
Assets under management, beginning of period	$21,931	$19,625	$14,503
Inflows	4,997	1,529	1,471
Outflows	(430)	(321)	(417)
Net inflows	4,567	1,208	1,054
Market appreciation (depreciation)	794	1,098	(1,225)
Total increase (decrease)	5,361	2,306	(171)
Assets under management, end of period	$27,292	$21,931	$14,332	24.4%	90.4%
Average assets under management for period	$24,293	$20,671	$14,726	17.5%	65.0%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management - Institutional Accounts (Unaudited)
By Investment Relationship
For the Periods Ended
(in millions)
	Six Months Ended		% Change
	June 30, 2011	June 30, 2010	June 30, 2010
Subadvisory
Assets under management, beginning of period	$13,222	$8,024
Inflows	5,951	2,386
Outflows	(463)	(694)
Net inflows	5,488	1,692
Market appreciation (depreciation)	1,326	(356)
Total increase	6,814	1,336
Assets under management, end of period	$20,036	$9,360	114.1%
Average assets under management for period	$15,745	$8,861	77.7%

Advisory
Assets under management, beginning of period	$6,251	$4,894
Inflows	533	287
Outflows	(269)	(237)
Net inflows	264	50
Market appreciation (depreciation)	565	(189)
Total increase (decrease)	829	(139)
Assets under management, end of period	$7,080	$4,755	48.9%
Average assets under management for period	$6,573	$4,889	34.4%

Alternatives
Assets under management, beginning of period	$152	$36
Inflows	42	192
Outflows	(19)	(6)
Net inflows	23	186
Market appreciation (depreciation)	1	(5)
Total increase	24	181
Assets under management, end of period	$176	$217	(18.9%)
Average assets under management for period	$164	$185	(11.4%)

Total Institutional Accounts
Assets under management, beginning of period	$19,625	$12,954
Inflows	6,526	2,865
Outflows	(751)	(937)
Net inflows	5,775	1,928
Market appreciation (depreciation)	1,892	(550)
Total increase	7,667	1,378
Assets under management, end of period	$27,292	$14,332	90.4%
Average assets under management for period	$22,482	$13,935	61.3%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Strategy
For the Periods Ended
(in millions)
	Three Months Ended			% Change From
	June 30, 2011	March 31, 2011	June 30, 2010	March 31, 2011	June 30, 2010
Global / International Real Estate
Assets under management, beginning of period	$16,878	$15,590	$11,342
Inflows	1,165	1,082	1,409
Outflows	(532)	(477)	(456)
Net inflows	633	605	953
Market appreciation (depreciation)	608	683	(1,053)
Total increase (decrease)	1,241	1,288	(100)
Assets under management, end of period	$18,119	$16,878	$11,242	7.4%	61.2%
Average assets under management for period	$17,359	$16,009	$11,602	8.4%	49.6%

U.S. Real Estate
Assets under management, beginning of period	$12,033	$10,506	$8,852
Inflows	4,364	1,352	433
Outflows	(317)	(504)	(432)
Net inflows	4,047	848	1
Market appreciation (depreciation)	465	679	(423)
Total increase (decrease)	4,512	1,527	(422)
Assets under management, end of period	$16,545	$12,033	$8,430	37.5%	96.3%
Average assets under management for period	$14,214	$11,336	$8,641	25.4%	64.5%

Large Cap Value Stocks
Assets under management, beginning of period	$3,898	$3,673	$3,097
Inflows	308	113	286
Outflows	(153)	(82)	(27)
Net inflows	155	31	259
Market appreciation (depreciation)	20	194	(402)
Total increase (decrease)	175	225	(143)
Assets under management, end of period	$4,073	$3,898	$2,954	4.5%	37.9%
Average assets under management for period	$3,977	$3,786	$3,026	5.0%	31.4%

Global Infrastructure
Assets under management, beginning of period	$3,125	$2,870	$2,596
Inflows	86	174	15
Outflows	(8)	(17)	(14)
Net inflows	78	157	1
Market appreciation (depreciation)	57	98	(220)
Total increase (decrease)	135	255	(219)
Assets under management, end of period	$3,260	$3,125	$2,377	4.3%	37.1%
Average assets under management for period	$3,188	$2,998	$2,487	6.3%	28.2%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Strategy - continued
For the Periods Ended
(in millions)
	Three Months Ended			% Change From
	June 30, 2011	March 31, 2011	June 30, 2010	March 31, 2011	June 30, 2010
Preferred Securities
Assets under management, beginning of period	$1,548	$1,292	$794
Inflows	273	216	12
Outflows	(62)	(13)	(4)
Net inflows	211	203	8
Market appreciation (depreciation)	16	53	(29)
Total increase (decrease)	227	256	(21)
Assets under management, end of period	$1,775	$1,548	$773	14.7%	129.6%
Average assets under management for period	$1,657	$1,420	$784	16.7%	111.4%

Other
Assets under management, beginning of period	$548	$531	$516
Market (depreciation) appreciation	(6)	17	(50)
Total (decrease) increase	(6)	17	(50)
Assets under management, end of period	$542	$548	$466	(1.1%)	16.3%
Average assets under management for period	$538	$538	$491	0.0%	9.6%

Total
Assets under management, beginning of period	$38,030	$34,462	$27,197
Inflows	6,196	2,937	2,155
Outflows	(1,072)	(1,093)	(933)
Net inflows	5,124	1,844	1,222
Market appreciation (depreciation)	1,160	1,724	(2,177)
Total increase (decrease)	6,284	3,568	(955)
Assets under management, end of period	$44,314	$38,030	$26,242	16.5%	68.9%
Average assets under management for period	$40,933	$36,087	$27,031	13.4%	51.4%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Strategy
For the Periods Ended
(in millions)
	Six Months Ended		% Change
	June 30, 2011	June 30, 2010	June 30, 2010
Global / International Real Estate
Assets under management, beginning of period	$15,590	$10,401
Inflows	2,247	2,613
Outflows	(1,009)	(1,070)
Net inflows	1,238	1,543
Market appreciation (depreciation)	1,291	(702)
Total increase	2,529	841
Assets under management, end of period	$18,119	$11,242	61.2%
Average assets under management for period	$16,549	$11,070	49.5%

U.S. Real Estate
Assets under management, beginning of period	$10,506	$8,012
Inflows	5,716	852
Outflows	(821)	(760)
Net inflows	4,895	92
Market appreciation	1,144	326
Total increase	6,039	418
Assets under management, end of period	$16,545	$8,430	96.3%
Average assets under management for period	$12,951	$8,371	54.7%

Large Cap Value Stocks
Assets under management, beginning of period	$3,673	$2,550
Inflows	421	745
Outflows	(235)	(50)
Net inflows	186	695
Market appreciation (depreciation)	214	(291)
Total increase	400	404
Assets under management, end of period	$4,073	$2,954	37.9%
Average assets under management for period	$3,873	$2,784	39.1%

Global Infrastructure
Assets under management, beginning of period	$2,870	$2,577
Inflows	260	37
Outflows	(25)	(19)
Net inflows	235	18
Market appreciation (depreciation)	155	(218)
Total increase (decrease)	390	(200)
Assets under management, end of period	$3,260	$2,377	37.1%
Average assets under management for period	$3,065	$2,477	23.7%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Strategy - continued
For the Periods Ended
(in millions)
	Six Months Ended		% Change
	June 30, 2011	June 30, 2010	June 30, 2010
Preferred Securities
Assets under management, beginning of period	$1,292	$745
Inflows	489	12
Outflows	(75)	(7)
Net inflows	414	5
Market appreciation	69	23
Total increase	483	28
Assets under management, end of period	$1,775	$773	129.6%
Average assets under management for period	$1,534	$759	102.1%

Other
Assets under management, beginning of period	$531	$500
Market appreciation (depreciation)	11	(34)
Total increase (decrease)	11	(34)
Assets under management, end of period	$542	$466	16.3%
Average assets under management for period	$538	$510	5.5%

Total
Assets under management, beginning of period	$34,462	$24,785
Inflows	9,133	4,259
Outflows	(2,165)	(1,906)
Net inflows	6,968	2,353
Market appreciation (depreciation)	2,884	(896)
Total increase	9,852	1,457
Assets under management, end of period	$44,314	$26,242	68.9%
Average assets under management for period	$38,510	$25,971	48.3%

Cohen & Steers, Inc. and Subsidiaries
Other Fee Earning Assets (Unaudited)
(in millions)
	As of
	June 30, 2011	March 31, 2011	June 30, 2010

Unified Managed Accounts, end of period	$571	$554	$468

Exchange Traded Funds, end of period	$2,748	$2,558	$2,012

Unit Investment Trusts, end of period	$1,418	$1,421	$1,256

Total, end of period	$4,737	$4,533	$3,736

Note: Other fee earning assets are defined as assets for which the company provides non-discretionary investment advice, and therefore are not included in the company's reported assets under management.